UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) August 12, 2020 (August 6, 2020)

TWIN DISC, INCORPORATED

(Exact name of registrant as specified in its charter)

WISCONSIN	001-7635	39-0667110
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1328 Racine Street     Racine, Wisconsin 53403

(Address of principal executive offices)

Registrant's telephone number, including area code:     (262)638-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (No Par Value)	TWIN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

                     ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

SALARY AND INCENTIVE COMPENSATION

At its meeting on August 6, 2020, the Compensation and Executive Development Committee (the “Committee”) of the Board of Directors of Twin Disc, Incorporated (the “Company”) approved the targets for fiscal 2021 bonuses for the Company’s principal executive officer and certain of the Company’s other “named executive officers” (as used in Instruction 4 to Item 5.02 of Form 8-K). The target bonus of Mr. John H. Batten, Chief Executive Officer, was set at 75% of his base salary; the target bonus of Mr. Jeffrey S. Knutson, Vice President – Finance, Chief Financial Officer, Treasurer, and Secretary, was set at 55% of his base salary; and the target bonus of Mr. Dean J. Bratel, Vice President – Engineering, was set at 50% of his base salary. In each case, the target bonus is based on the FY 2021 Corporate Incentive Plan (“CIP”). The CIP establishes the target bonuses for the named executive officers based on the following factors and relative weights for each factor: (i) EBITDA (30%); free cash flow (30%); and two strategic objectives (20% for each strategic objective). An incentive payment to a named executive officer under the CIP may be increased or decreased by up to 20%, at the discretion of the Chief Executive Officer (except that an increase or decrease of the CIP payment to the CEO shall be at the discretion of the Committee). In no event will an incentive payment under the CIP exceed 200% of the target.

The Committee did not adjust the base salaries of the Company’s named executive officers. However, effective August 10, 2020, the base salaries of Messrs. Batten, Knutson, and Bratel were temporarily reduced by 15%, as part of a temporary Company-wide salary reduction applicable to all US-based employees.

On August 6, 2020, the Committee also issued performance stock awards to named executive officers of the Company under the Twin Disc, Incorporated 2018 Long-Term Incentive Compensation Plan (“2018 LTI Plan”).  A target number of 178,512 performance shares were awarded to the named executive officers (subject to adjustment as described below), allocated as follows: Mr. Batten, 121,318 performance shares; Mr. Knutson, 36,396 performance shares; and Mr. Bratel, 20,798 performance shares.  The performance shares will be paid out based on the following performance objectives and relative weights for each objective for the three fiscal year period ending June 30, 2023: (i) average return on invested capital (also known as return on total capital) (40%), (ii) cumulative sales revenue (30%), and (iii) cumulative free cash flow (30%). With respect to each performance objective, a value shall be determined as a percentage of the target based on the attainment of the performance objective for the performance period. If the Company does not obtain the threshold for that performance objective, such percentage shall be 0%. If the Company obtains the threshold for that performance objective, the percentage shall be 50%. If the Company equals or exceeds the maximum for that performance objective, the percentage shall be 150%. Outcomes between the threshold and target will be interpolated linearly between the amount of threshold award and the amount of the target award applicable to that performance objective, and outcomes between target and maximum will be interpolated linearly between the amount of the target award and the amount of the maximum award applicable to that performance objective. The percentage for each performance objective will be multiplied by the weight accorded to that performance objective, and the sum of the weighted percentages for each of performance objectives will be multiplied by the target number of performance shares awarded. The maximum number of performance shares that can be earned by the named executive officers pursuant to this award is 267,768. A copy of the form of the Performance Stock Award Grant Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On August 6, 2020, the Committee also issued shares of restricted stock to named executive officers of the Company under the 2018 LTI Plan.  A total of 90,123 shares of restricted stock were granted to the named executive officers, allocated as follows: Mr. Batten, 51,994 shares of restricted stock; Mr. Knutson, 24,264 shares of restricted stock; and Mr. Bratel, 13,865 shares of restricted stock.  The restricted stock will vest in three years, provided the named executive officer remains employed as of such vesting date. The restricted stock will fully vest if the named executive officer terminates employment due to death or disability, or if, following a change in control of the Company, the named executive officer is involuntarily terminated without cause or terminates employment for good reason. A copy of the form of the Restricted Stock Grant Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

FORWARD LOOKING STATEMENTS

The disclosures in this report on Form 8-K and in the documents incorporated herein by reference contain or may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements. Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise. Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1	Form of Performance Stock Award Grant Agreement for performance stock grants on August 6, 2020
10.2	Form of Restricted Stock Grant Agreement for restricted stock grants on August 6, 2020

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2020	Twin Disc, Incorporated

/s/ Jeffrey S. Knutson
Jeffrey S. Knutson
Vice President-Finance, Chief Financial Officer, Treasurer & Secretary